
                     HOVNANIAN ENTERPRISES, INC.
[ LOGO ] Hovnanian   -------------------------------------------------------------------------
                     10 HIGHWAY 35, P.O. BOX 500, RED BANK, NEW JERSEY 07701 M (732) 747-7800




                                                                February 4, 2002

Dear Shareholder:
         You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Friday, March 8, 2002, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York. The meeting will start promptly at 10:30 a.m.
         It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose. Of course, if you attend the meeting, you may still choose to vote your shares personally, even though you have already returned a signed proxy. Important items to be acted upon at the meeting include the election of directors and ratification of the selection of independent accountants.
         We sincerely hope you will be able to attend and participate in the Company's 2002 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.


                                              Sincerely yours,



                                              /s/ Kevork S. Hovnanian
                                              -------------------------
                                              Kevork S. Hovnanian
                                              Chairman of the Board

                          HOVNANIAN ENTERPRISES, INC.

                            ------------------------

                    Notice of Annual Meeting of Shareholders
                                February 4, 2002

                            ------------------------

         Notice is Hereby Given that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Friday, March 8, 2002, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York at 10:30 a.m. for the following purposes:
           1. The election of Directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified.
           2. The ratification of the selection of Ernst & Young LLP as independent accountants to examine financial statements for the Company for the year ended October 31, 2002.
           3. The transaction of such other business as may properly come before the meeting and any adjournment thereof.
         Only shareholders of record at the close of business on January 18, 2002 are entitled to notice of and to vote at the meeting.
         Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, a form of proxy and the Company's Annual Report for the year ended October 31, 2001.
         All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                     By order of the Board of Directors,



                                     /s/ Peter S. Reinhart
                                     --------------------------
                                     Peter S. Reinhart
                                                    Secretary

February 4, 2002

--------------------------------------------------------------------------------
         If you are a stockholder of record and you plan to attend the Annual Meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notice to Hovnanian Enterprises, Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, Attention: Peter S. Reinhart, Secretary, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting. If you do not plan to attend the Annual Meeting, please vote your shares by mail. If you choose to vote by mail, please sign the proxy card and return it in the envelope so that your shares will be voted. The envelope requires no postage if mailed in the United States.
--------------------------------------------------------------------------------

                          HOVNANIAN ENTERPRISES, INC.
                                 10 Highway 35
                                  P.O. Box 500
                           Red Bank, New Jersey 07701

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

General
         The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the "Company") for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof. It is expected that this Proxy Statement and the accompanying proxy will be mailed commencing February 4, 2002 to each shareholder entitled to vote. The Company's Annual Report for the year ended October 31, 2001 accompanies this Proxy Statement.
         Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy will vote such proxy for the Board of Directors' slate of Directors, for the ratification of selected independent accountants, and as recommended by the Board of Directors unless contrary instructions are given. Any person executing a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or by voting in person at the meeting.


                    VOTING RIGHTS AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The record date for the determination of shareholders entitled to vote at the meeting is the close of business on January 18, 2002. On January 18, 2002, the voting securities of the Company outstanding consisted of 22,856,444 shares of Class A Common Stock, each share entitling the holder thereof to one vote and 7,467,381 shares of Class B Common Stock, each share entitling the holder thereof to ten votes.
         Other than as set forth in the table below, there are no persons known to the Company to own beneficially shares representing more than 5% of the Company's Class A Common Stock or Class B Common Stock.

         The following table sets forth as of January 18, 2002 the Class A Common Stock and Class B Common Stock of the Company beneficially owned by each Director and nominee for Director, by all Directors and officers of the Company as a group (including the named individuals) and holders of more than 5%:


                                                   Class A Common Stock              Class B Common Stock
                                              ------------------------------     -----------------------------
                                                Amount and                        Amount and
                                                 Nature of                        Nature of
      Directors, Nominees and                   Beneficial       Percent          Beneficial        Percent
      Holders of More Than 5%                  Ownership(1)     of Class(2)       Ownership(1)     of Class(2)
      ---------------------------             --------------    -----------       --------------   -----------
Kevork S. Hovnanian(3)(5)..................      5,361,325        23.5%            5,843,837          78.2%
Ara K. Hovnanian(4)........................      1,422,522         6.1%            1,121,596          14.8%
Paul W. Buchanan...........................         62,895          .3%                6,480            .1%
Geaton A. DeCesaris, Jr.(6)................      1,318,098         5.7%                   --            --%
Arthur M. Greenbaum........................         15,167          .1%                1,500            --%
Desmond P. McDonald........................         15,418          .1%                3,750            .1%
Peter S. Reinhart..........................         31,275          .1%                4,945            .1%
John J. Robbins............................          2,500          --%                   --            --%
J. Larry Sorsby............................         95,660          .4%               11,340            .2%
Stephen D. Weinroth........................         29,418          .1%                2,250            --%
Dimension Fund Advisors Inc. (7)...........      1,134,584         5.0%                  --             --
All Directors and officers as a group
      (11 persons).........................      8,354,278        35.2%            6,995,698          92.2%

------------------------------
Notes:
(1) The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of 890,717 Class A Common Stock Options and 118,260 Class B Common Stock Options, currently exercisable or exercisable within 60 days) and sole voting power and sole investment power except as noted in notes (3), (4), (5) and (6) below.
(2) Based upon the number of shares outstanding plus options for such director, nominee or holder.
(3) Includes 113,250 shares of Class A Common Stock and 320,012 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power. Kevork S. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.
(4) Includes 35,217 shares of Class A Common Stock and 94,167 shares of Class B Common Stock as to which Ara K. Hovnanian has shared voting power and shared investment power. Ara K. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.
(5) Includes 2,829,413 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian's wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the Managing General Partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 264,562 shares of Class B Common Stock held in trust for Mr. Hovnanian's daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 18,250 shares of Class A Common Stock and 55,450 shares of Class B Common Stock held in trust for Mr. Hovnanian's grandchildren, over which Sirwart Hovnanian, as trustee, has sole power to dispose of and vote and includes 95,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding three sentences.
(6) Includes 375,320 shares of Class A Common Stock as to which Geaton A. DeCesaris, Jr. has shared voting power and shared investment power. Mr. DeCesaris's address is 1802 Brightseat Rd., Landover, MD 20785.
(7) Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission as of February 12, 2001.
     Address: 1299 Ocean Ave., 11th Floor, Santa Monica, CA 90401.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, persons who own more than ten percent of a registered class of the Company's equity securities and certain entities associated with the foregoing ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange (the "ASE"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the ASE. Based solely on the Company's review of the copies of such forms it has received, the Company knows of no failure to file.

                             ELECTION OF DIRECTORS

         The Company's By-laws provide that the Board of Directors shall consist of no more than eleven Directors who shall be elected annually by the shareholders. The Company's Certificate of Incorporation requires that, at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent. The following persons are proposed as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Directors should become unavailable, it is intended that the shares represented by the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director.

                                                                    Year First
                                                                     Became a
      Name                        Age      Company Affiliation       Director
     ------                      ----     ---------------------     ----------
Kevork S. Hovnanian.............  78    Chairman of the Board, and     1967
                                        Director of the Company.
Ara K. Hovnanian................  44    President, Chief Executive     1981
                                        Officer and Director
                                        of the Company.
Paul W. Buchanan................  51    Senior Vice President--        1982
                                        Corporate Controller and
                                        Director of the Company.
Geaton A. DeCesaris, Jr.........  46    President of Homebuilding      2001
                                        Operations and Chief
                                        Operating Officer and
                                        Director of the Company.
Arthur M. Greenbaum.............  76    Director of the Company.       1992
Desmond P. McDonald.............  74    Director of the Company.       1982
Peter S. Reinhart...............  51    Senior Vice President and      1981
                                        General Counsel/Secretary
                                        and Director of the Company.
John J. Robbins.................  62    Director of the Company        2001
J. Larry Sorsby.................  46    Executive Vice President       1998
                                        and Chief Financial Officer
                                        and Director of the Company.
Stephen D. Weinroth.............  63    Director of the Company.       1982

         Mr. K. Hovnanian founded the predecessor of the Company in 1959 and has served as Chairman of the Board since its initial incorporation in 1967. Mr. K. Hovnanian was also Chief Executive Officer of the Company from 1967 to July 1997.
         Mr. A. Hovnanian was appointed President in April 1988, after serving as Executive Vice President from March 1983. He has also served as Chief Executive Officer since July 1997. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.
         Mr. Buchanan has been Senior Vice President -- Corporate Controller since May 1990.

         Mr. DeCesaris was appointed President of Homebuilding Operations and Chief Operating Officer in January 2001. From August 1988 to January 2001, he was President, Chief Executive Officer and a Director of Washington Homes, Inc. ("WHI") and from April 1999 Chairman of the Board of WHI.
         Mr. Greenbaum has been a senior partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm since 1950. Mr. Greenbaum qualifies as an independent Director as defined in the Company's Certificate of Incorporation.
         Mr. McDonald was a Director of Midlantic Bank N.A. from 1976 to December, 1995, Executive Committee Chairman of Midlantic Bank N.A. from August 1992 to December, 1995 and was President of Midlantic Bank N.A. from 1976 to June 1992. He was also a Director of Midlantic Corporation to December, 1995 and was Vice Chairman of Midlantic Corporation from June 1990 to July 1992. Mr. McDonald qualifies as an independent Director as defined in the Company's Certificate of Incorporation.
         Mr. Reinhart has been Senior Vice President and General Counsel since April 1985. He was elected Secretary of the Company in February 1997.
         Mr. Robbins was a partner with Kenneth Leventhal & Company from 1973 to 1992 when he retired. Mr. Robbins was managing partner of the New York office and an executive committee partner when he retired. He is also a trustee of Keene Creditors Trust. Mr. Robbins qualifies as an independent Director as defined in the Company's Certificate of Incorporation.
         Mr. Sorsby was appointed Executive Vice President and Chief Financial Officer of the Company in November, 2000 after serving as Senior Vice President, Treasurer and Chief Financial Officer of the Company since February 1996.
         Mr. Weinroth is Chairman of the Board of Core Laboratories N.V., a New York Stock Exchange listed worldwide oil field services company. He is also a senior partner in Andersen, Weinroth & Co., L.P. a merchant banking firm. He has held such positions since 1994 and the beginning of 1996, respectively. From 1989 to the present, Mr. Weinroth has been Co-Chairman of the Board of Directors and Chairman of the Investment Committee of First Brittania N.V., an international mezzanine and equity fund. He is also a director of Financial Federal Corp. a NYSE listed equipment leasing company. Mr. Weinroth is Vice Chairman of the Central Asian-American Enterprise Fund, a development lender and investor in five countries formerly in the Soviet Union; the Fund receives its capital from an agency of the United States government. Mr. Weinroth qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

MEETINGS OF BOARD OF DIRECTORS

         The members of the Audit Committee of the Board of Directors are Messrs. McDonald, Robbins and Weinroth. The Audit Committee is chaired by Mr. McDonald and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company's independent accountants and meeting with them to review the results of their work as well as their recommendations. The Audit Committee has direct access to the Company's independent accountants and also reviews the fees of independent accountants and recommends to the Board of Directors the appointment of independent accountants.

         The Internal Audit Manager for the Company reports directly to the Audit Committee on, among other things, the Company's compliance with certain Company procedures which are designed to enhance management's understanding of operating issues and the results of the Audit Department's approximately 50 audits annually of the various aspects of the Company's business. The Audit Committee authorizes staffing and compensation of the internal audit department. The Company's Chief Accounting Officer reports directly to the Audit Committee on significant accounting issues. During the year ended October 31, 2001 the Audit Committee met twice and had numerous telephonic meetings with the Internal Audit Manager.
         The Compensation Committee consists of Messrs. McDonald and Weinroth. The Compensation Committee is currently chaired by Mr. Weinroth and is active in reviewing salaries, bonuses and other forms of compensation for officers and key employees of the Company, in establishing salaries and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria utilized and factors considered by the Compensation Committee in reviewing and establishing executive compensation, see "Report of the Compensation Committee" below. During the year ended October 31, 2001 the Compensation Committee met once.
         The Company has no executive or nominating committees. Procedures for nominating persons for election to the Board of Directors are contained in the Company's Bylaws.
         During the year ended October 31, 2001 the Board of Directors held four regularly scheduled meetings and one telephonic meeting. In addition, the directors considered Company matters and had numerous communications with the Chairman of the Board of Directors and others wholly apart from the formal meetings.

DIRECTOR COMPENSATION

         Each director who is not an officer of the Company is paid $2,000 per regularly scheduled meeting attended, $1,000 for each committee meeting attended on a board meeting day, $2,000 for each committee meeting attended on a day other than a board meeting day, $2,000 for special meetings attended and a bonus. Members of the Audit Committee receive an additional $7,500 payable semi-annual. From time to time, these directors are also granted stock options. All directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings. During the year ended October 31, 2001, Mr. McDonald received $43,500, Mr. Greenbaum received $32,000, Mr. Robbins received $40,500 and Mr. Weinroth received $43,500 including a bonus paid in December 2001. In addition, on November 6, 2001 these four directors were granted 7,500 stock options each at an exercise price of $11.15 (market price on the date of the grant). The options vest 331/3% a year starting on the first anniversary date of the grant and terminate November 5, 2011.

                      RATIFICATION OF THE SELECTION OF AND
                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The selection of independent accountants to examine financial statements of the Company made available or transmitted to shareholders and filed with the Securities and Exchange Commission for the year ended October 31, 2002 is to be submitted to the meeting for ratification. Ernst & Young LLP has been selected by the Board of Directors of the Company to examine such financial statements.

         The Company has been advised that a representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires. EXECUTIVE COMPENSATION
Summary Compensation Table
         The following table summarizes the compensation paid or accrued by the Company for the chief executive officer and the other four most highly compensated executives during the years ended October 31, 2001, 2000 and 1999.


                                                                                             Long-Term Compensation
                                                                                         -----------------------------
                                                                                                Awards
                                                                                         --------------------
                                                            Annual Compensation
                                                     ---------------------------------
                                                                                                    Number of
                                            Other                                                   Securities           All
                                             Year                              Annual    Restricted Underlying          Other
                                              or                               Compen-     Stock     Options/   LTIP    Compen-
          Name and Principal Position       Period     Salary       Bonus(1)  sation(2)   Awards(3)   SARs(4)  Payouts  sation(5)
         ------------------------------     -------  ----------   ----------- ---------  ----------  --------  -------  ---------
Kevork S. Hovnanian....................       2001    $917,807    $2,364,000     --         $0             0     N/A     $ 13,072
         Chairman of the Board,               2000    $869,986    $1,206,000     --         $0             0     N/A     $ 12,901
         and Director of the Company          1999    $831,299    $  720,000     --         $0             0     N/A     $ 12,313

Ara K. Hovnanian.......................       2001    $860,772    $1,655,220     --      $851,256    125,000     N/A     $110,209
         President, Chief Executive           2000    $809,480    $  904,500     --      $361,800    125,000     N/A     $106,537
         Officer and Director                 1999    $771,827    $  627,321     --      $172,800     75,000     N/A     $ 60,118

Geaton A. DeCesaris, Jr................       2001    $384,939    $1,244,617     --      $774,438         0      N/A     $  8,366
         President of Homebuilding
         Operations and Chief
         Operating Officer and
         Director of the Company

J. Larry Sorsby........................       2001    $262,184    $  399,002    --       $205,201     25,000     N/A     $ 33,092
         Executive Vice President             2000    $260,369    $  181,449    --       $ 72,580     20,000     N/A     $ 32,182
         and Chief Financial Officer          1999    $221,317    $  156,992    --       $ 47,098     20,000     N/A     $ 22,060
         and Director of the Company

Peter S. Reinhart......................       2001    $204,052    $   91,626    --       $ 47,122          0     N/A     $ 22,200
         Senior Vice President/               2000    $186,451    $   73,405    --       $ 29,362     10,000     N/A     $ 22,025
         General Counsel and                  1999    $177,115    $   76,800    --       $ 23,040          0     N/A     $ 16,279
         Director of the Company

--------------------
Notes:

(1)  Includes awards not paid until after year end.
(2) Includes perquisites and other personal benefits unless the aggregate amount is less than either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.
(3) Represents the right to receive Class A Common Stock after vesting 25% a year for four years. Any Executive with 20 years of service or who reaches the age of 58 vests immediately. Awards of restricted stock during the year ended October 31, 2001 amounting to 72,757 shares for A Hovnanian, 66,192 shares for G DeCecaris, 13,154 shares for J Sorsby and 4,028 shares for P Reinhart vest during the next three years. The aggregate number of shares of restricted stock held as of October 31, 2001, and the value thereof as of such date, were as follows: A Hovnanian: 129,510 shares ($1,515,267); G
     DeCecaris: 66,192 shares ($774,446); J Sorsby: 36,313 shares ($424,862); P
     Reinhart: 4,028 shares ($47,128).
(4)  The Company does not have a stock appreciation right ("SAR") program.
(5) Includes accruals under the Company's savings and investment retirement plan (the "Retirement Plan"), deferred compensation plan (the "Deferred Plan") and term life insurance premiums for each of the named executive officers for the year ended October 31, 2001 as follows:


                                    RETIREMENT      DEFERRED TERM
                                       PLAN             PLAN           INSURANCE       TOTAL
                                   ------------      ----------       -----------    ----------

         K. Hovnanian ............    $ 12,750        $     0            $322         $ 13,072
         A. Hovnanian ............    $ 12,750        $96,834            $625         $110,209
         DeCesaris ...............    $  8,058        $     0            $308         $  8,366
         Sorsby ..................    $ 12,750        $19,802            $540         $ 33,092
         Reinhart ................    $ 12,750        $ 9,014            $436         $ 22,220

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in fiscal 2001 to the named executive officers.


                                          INDIVIDUAL GRANTS                                    POTENTIAL
                                 -----------------------------------------------          REALIZED VALUE AT
                                              % OF TOTAL                                    ASSUMED ANNUAL
                                 NUMBER OF      OPTIONS     EXERCISE                     RATES OF STOCK PRICE
                                 SECURITIES    GRANTED TO    OR BASE                         APPRECIATION
                                 UNDERLYING    EMPLOYEES      PRICE                       FOR OPTION TERM(1)
                                  OPTIONS      IN FISCAL       PER       EXPIRATION      --------------------
         NAME                     GRANTED        2001         SHARE         DATE            5%         10%
        ------                   ----------    ---------    ---------    ----------      --------    --------

Kevork S. Hovnanian ............         0        N/A          N/A           N/A            N/A        N/A
Ara K. Hovnanian ...............   125,000       11.9%       $12.70        3/12/11       $998,370   $2,530,066
Geaton A. DeCesaris, Jr. .......         0        N/A          N/A           N/A            N/A        N/A
J. Larry Sorsby ................    25,000        2.4%       $10.69        2/28/11       $168,072   $  425,928
Peter S. Reinhart ..............         0        N/A          N/A           N/A            N/A        N/A
--------------

Note:
(1) The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of 5% and 10% only from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Class A Common Stock, overall stock market conditions, and the optionee's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED
OCTOBER 31, 2001 AND OPTION VALUES AT OCTOBER 31, 2001

     The following table provides information on option exercises during the year ended October 31, 2001 by the named executive officers and the value of such officers' unexercised options at October 31, 2001.


                                                                  NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                             SHARES                                     OPTIONS AT                  IN-THE-MONEY OPTIONS AT
                            ACQUIRED                                OCTOBER 31, 2001(1)                OCTOBER 31, 2001(1)
                               ON              VALUE         -------------------------------     ------------------------------
          NAME              EXERCISE          REALIZED       EXERCISABLE       UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
         ------             --------         ----------      -----------       -------------     -----------      -------------

Kevork S. Hovnanian ......         0         $        0           None              None             N/A               N/A
Ara K. Hovnanian                   0         $        0         663,750           381,250        $2,279,234        $1,340,703
Geaton A. DeCesaris, Jr. .    41,700         $  459,914          90,350                 0        $  682,847        $        0
J. Larry Sorsby ..........     2,000         $   25,282          99,000            80,000        $  368,738        $  254,688
Peter S. Reinhart ........    35,250         $  268,637          31,250            17,500        $  141,172        $   73,969
--------------

Note:
(1) The closing price of the Class A Common Stock on the last trading day of October, 2001 on the New York Stock Exchange was $11.70.

TEN-YEAR OPTION REPRICINGS

     For the year ended October 31, 2001, there was no adjustment or amendment to the exercise price of the stock options previously awarded.

EMPLOYMENT CONTRACTS

         Effective January 23, 2001, K. Hovnanian Enterprises, Inc. ("K Hovnanian") entered into an Employment Agreement with Geaton A. DeCesaris, Jr. for the position of Chief Operating Officer and President of Homebuilding Operations. The term of the Agreement ends on October 31, 2003. The Employment Agreement also provides that Mr. DeCesaris will serve as a member of the Strategic Planning Committee of the Company during the term of the Agreement, and as a member of Board of Directors of the Company for the period ending on the earlier of the second anniversary of his termination of employment for any reason other than "cause", death or disability, and the date he no longer holds 500,000 shares of common stock of the Company.

     If Mr. DeCesaris' employment is terminated due to death or by K Hovnanian due to disability, he will be entitled to a pro rata portion of any annual bonus that he would have been entitled to receive for the period prior to his termination date. If K Hovnanian terminates Mr. DeCesaris' employment for reasons other than "cause", death or disability or if Mr. DeCesaris terminates his employment for "good reason" then he will be entitled to (i) a pro rata portion of any annual bonus that he would have been entitled to receive for the period prior to his termination date, and (ii) an amount equal to two times the sum of (a) his then current annual base salary plus (b) the average of his last two fiscal years' annual bonus.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is charged with the responsibility of determining the cash and other incentive compensation, if any, to be paid to the Company's executive officers and key employees. The amount and nature of the compensation received by the Company's executives during the year ended October 31, 2001 was determined in accordance with the compensation program and policies described below.

     The executive compensation program is designed to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company's financial performance and total shareholder return. The executive compensation program contains three major components: base salaries, annual bonuses and stock options. In establishing the three major components for each executive, the Compensation Committee reviews, as part of its criteria, the compensation received by other executives in the homebuilding industry.

   BASE SALARY

     The Compensation Committee believes that, due to the Company's success in its principal markets, other companies seeking proven executives may view members of the Company's highly experienced executive team as potential targets. The base salaries paid to the Company's executive officers during the year ended October 31, 2001 generally were believed to be necessary to retain their services.

     Base salaries, including that of Mr. K. Hovnanian, the Company's Chairman of the Board, are reviewed annually and are adjusted based on the performance of the executive, any increased responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. Mr. A. Hovnanian set the year ended October 31, 2001 base salaries of the Company's executive officers. Each executive officer's base salary, including the base salary of Mr. K. Hovnanian, was reviewed in accordance with the above criteria by the members of the Compensation Committee and thereafter.

   ANNUAL BONUS PROGRAM

     The Company maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn cash bonuses. The annual bonus program is intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Company of strategic and financial performance goals, including levels of return on equity.

     Under the Senior Executive Short-Term Incentive Plan for Mr. K. Hovnanian, Chairman of the Board and Mr. A. Hovnanian, President and Chief Executive Officer, a fixed amount bonus is paid based on the Company's Return on Equity ("ROE"). All other executive officers participate in a plan based on ROE or on a Division's Return on Investment ("ROI") and they receive a fixed amount, or they receive a percentage of their base salary. As the Company's ROE or a Division's ROI reaches higher targeted levels, the fixed amount or bonus percentage of salary increases. The annual bonus payment is made 70% in cash and 30% in the right to receive the Company's Class A Common Stock. The 30% right to receive Class A Common Stock is increased 20% and vests 25% a year starting with the first anniversary after the cash bonus payment accrues. Any executive with 20 years of service or who reaches the age of 58 vests immediately.

     The Company's annual bonus program is designed to be cost and tax effective. In accordance with section 162(m) of the Code, the bonus plan for executives receiving compensation in excess of $1,000,000 was approved by shareholders at the April 15, 1997 and March 16, 2000 Annual Meetings of Shareholders and reflects the Compensation Committee's policies of maximizing corporate tax deductions, wherever feasible.

   STOCK INCENTIVE PLAN

     The Stock Incentive Plan established by the Board of Directors is intended to align the interests of the Company's executives and shareholders in the enhancement of shareholder value. The ultimate value received by option holders is directly tied to increases in the Company's stock price and, therefore, stock options serve to closely link the interests of management and shareholders and motivate executives to make decisions that will serve to increase the long-term total return to shareholders. Additionally, grants under the Stock Incentive Plan include vesting and termination provisions which the Compensation Committee believes will encourage option holders to remain employees of the Company.

     The Stock Incentive Plan is administered by the Compensation Committee. See "Option Grants in Last Fiscal Year" above. No member of the Compensation Committee, while a member, is eligible to participate in the Stock Incentive Plan.

                                                  COMPENSATION COMMITTEE

                                                  Stephen D. Weinroth
                                                  Desmond P. McDonald

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is governed by its Charter (filed as Exhibit A, to the Company's Proxy Statement dated February 2, 2001) which was adopted in March of 2000. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities the committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:

     o    the overall scope and plans for their respective audits,
     o their judgements as to the quality, not just the acceptability, of the Company's accounting principles,
     o their independence from management and the Company including matters in the written disclosures and the letter from the independent accountants required by the Independence Standards Board No. 1,
     o and such other matters as are required to be discussed with the committee under generally accepted auditing standards.

     Messrs. McDonald, Robbins and Weinroth are independent audit committee members based on discussions with the Company's independent auditors and their disclosures as required by the Independence Standards Board, Standard No. 1. They are also independent in accordance with the listing standards of the New York Stock Exchange.

     The audit committee, as part of its Charter, reviews quarterly with management the Company's financial statements prior to filing with the Securities and Exchange Commission and discusses with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the committee in reliance on the reviews and discussions referred to above, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2001.


                                                     AUDIT COMMITTEE

                                                     Desmond P. McDonald
                                                     John J. Robbins
                                                     Stephen D. Weinroth

FEES PAID TO PRINCIPAL ACCOUNTANT

AUDIT FEES
     We were billed a total of $360,000 by Ernst & Young LLP for services rendered in connection with the audit of the Hovnanian Enterprises, Inc. and consolidated subsidiaries financial statements for the fiscal year ended October 31, 2001 and $27,000 for the reviews of the interim financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
     There were no fees billed by Ernst & Young LLP for services rendered in connection with financial information systems design and implementation during the fiscal year ended October 31, 2001.

ALL OTHER FEES
     All other fees billed for services rendered by Ernst & Young LLP other than those above were $300,600.

PRINCIPAL ACCOUNTANT INDEPENDENCE
     The Audit Committee has determined that the provision of all non-audit services performed by the principal accountant were compatible with maintaining their independence.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Mr. Weinroth is Chairman of the Compensation Committee which also includes Mr. McDonald. Both Messrs. McDonald and Weinroth are non-employee directors and were never officers or employees of the Company. See "CERTAIN TRANSACTIONS" for information concerning Mr. Greenbaum's business relationship with the Company.

PERFORMANCE GRAPH

     The following graphs compare on a cumulative basis the yearly percentage change over the five and three year periods ending October 31, 2001 in (i) the total shareholder return on the Class A Common Stock of the Company with (ii) the total return on the Standard & Poor's 500 Index and with (iii) the total shareholder return on the peer group of thirteen companies. Such yearly percentage change has been measured by dividing (i) the sum of (a) the amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on October 31, 1996 and 1998 for the preparation of the five and three years graphs, respectively. The peer group index is composed of the following companies: Centex Corporation, D R Horton, Inc., Kaufman & Broad Home Corporation, Lennar Corporation, Orleans Homebuilders, Inc., Pulte Corporation, Rottlund, Inc., Ryland Group, Inc., Schuler Homes, Inc., Standard Pacific Corporation, Sundance Homes, Inc., Toll Brothers, Inc., and William Lyon Homes.

     Note: The stock price performance shown on the following graph is not necessarily indicative of future price performance.


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF HOVNANIAN ENTERPRISES, INC.,
                    THE S&P 500 Index and a Peer Group Index






                              [ PERFORMANCE GRAPH]








HOVNANIAN ENTERPRISES INC

                                                        CUMULATIVE TOTAL RETURN
                                  ---------------------------------------------------------------
                                       10/96      10/97     10/98    10/99      10/00    10/01


HOVNANIAN ENTERPRISES, INC             100.00     123.96    141.67    1         120.83   195.00
S&P 500                                100.00     132.11    161.16    202.54    214.87   161.36
PEER GROUP                             100.00     164.19    175.47    139.26    226.83   253.29

COMPARISON OF THREE-YEAR CUMULATIVE TOTAL RETURN OF HOVNANIAN ENTERPRISES, INC.,
                    THE S&P 500 Index and a Peer Group Index





                              [PERFORMANCE GRAPH]





HOVNANIAN ENTERPRISES INC

                                            CUMULATIVE TOTAL RETURN
                                 ---------------------------------------------
                                        10/98     10/99     10/00    10/01


HOVNANIAN ENTERPRISES, INC.             100.00     75.00    85.29   137.65
S&P 500                                 100.00    125.67   133.33   100.12
PEER GROUP                              100.00     79.37   129.27   144.35

                              CERTAIN TRANSACTIONS

         The Company's Board of Directors has adopted a general policy providing that it will not make loans to officers or directors of the Company or their relatives at an interest rate less than the interest rate at the date of the loan on six month U.S. Treasury Bills, that the aggregate of such loans will not exceed $3,000,000 at any one time, and that such loans will be made only with the approval of the members of the Company's Board of Directors who have no interest in the transaction. At October 31, 2001, there were three loans under this policy to Mr. K. Hovnanian, Chairman of the Board amounting to $18,000, Mr.
A. Hovnanian, President, Chief Executive Officer and a Director of the Company amounting to $961,000 and $140,000 to a non-board officer, all for personal matters, at an interest rate equal to the six month U.S. Treasury Bill.
         The Company provides property management services to various limited partnerships including one limited partnership in which Mr. A. Hovnanian is general partner, and members of his family and certain officers and directors of the Company are limited partners. At October 31, 2001, no amounts were due the Company by these partnerships.
         During the year ended October 31, 2001, the Company entered into an agreement to purchase land from an entity that is controlled by the brother of the Company's Chairman of the Board. As of October 31, 2001, land aggregating $2,384,000 has been purchased. The Company remains obligated under the agreement to purchase an additional $26.9 million of land from this entity over the next three years. Neither the Company nor the Chairman of the Board has a financial interest in the entity from which the land was purchased.

         Mr. Arthur Greenbaum is a senior partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm retained by the Company during the year ended October 31, 2001.

                                    GENERAL

         The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.
         Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of the election of nominees to the Board of Directors of the Company named herein and in favor of the ratification of selected independent accountants. All proxies will be voted as specified.
         Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class and will be certified by the Inspectors of Election, who are employees of the Company. Notwithstanding the foregoing, the Company's Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company's knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any permitted transferee. Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must (i) obtain from their nominee a proxy card designed for beneficial owners of Class B Common Stock, (ii) complete the certification on such card and (iii) execute the card and return it to their nominee. The Company has also supplied nominee holders of Class B Common Stock with specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company's Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card or the nominee proxy card relating to such shares is properly completed and received by EquiServe, the Company's transfer agent, not less than 3 nor more than 20 business days prior to March 8, 2002. Completed proxy cards should be sent to P.O. Box 9395, Boston, Massachusetts 02205-9956, Attention: Proxy Department.
         All items to be acted upon at this Annual Meeting of Shareholders will be determined by a majority of the votes cast. Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of all proposals submitted on behalf of the Company. Because of the voting power of Mr. K. Hovnanian and such members of his family, all of the foregoing proposals are assured passage.
         Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

                         SHAREHOLDER PROPOSALS FOR THE
                              2003 ANNUAL MEETING

         Shareholder proposals for inclusion in the proxy materials related to the 2003 Annual Meeting of Shareholders must be received by the Company no later than November 29, 2002. To be properly brought before the Annual Meeting, any proposal must be received 45 days prior to the 2003 Annual Meeting.


                                            By Order of the Board of Directors
                                            Hovnanian Enterprises, Inc.




Red Bank, New Jersey
February 4, 2002

                                  DETACH HERE


                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                              CLASS A COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, at 10:30 A.M. on March 8, 2002, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 4, 2002 and upon all other matters properly coming before said meeting.


--------------                                                    --------------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                                SIDE
--------------                                                    --------------

HOVNANIAN ENTERPRISES INC.

C/O EQUISERVE
P.O.BOX 9398
BOSTON, MA 02205-9398



















                                                         DETACH HERE

        PLEASE MARK
  /X/   VOTES AS IN
        THIS EXAMPLE. X


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS; (2) FOR THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; AND (3) ON ANY OTHER MATTERS IN ACCORDANCE WITH
THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN ITEMS (1), (2) AND (3).
1. Election of Directors.
   NOMINEES: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan,
             (04) G. DeCesaris, Jr., (05) A. Greenbaum, (06) D. McDonald,
             (07) P. Reinhart, (08) J. Robbins, (09) J. Sorsby, (10) S. Weinroth

                                       FOR           WITHHELD
                                      /  /            /  /

                         /  /
                             ----------------------------------------
                             For all nominees except as noted above

2. Ratification of the selection of Ernst & Young LLP              FOR         AGAINST       ABSTAIN
   as independent accountants for the year ended                   /  /         /  /          /  /
   October 31, 2002.


3. In their discretion, upon other matters as may properly come before the meeting.



   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                /  /

   MARK HERE IF YOU PLAN TO ATTEND THE MEETING                  /  /

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.
This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:                           Date:           Signature:                             Date:
          ---------------------------       --------           -----------------------------      -------

                                  DETACH HERE


                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                              CLASS B COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, at 10:30 A.M. on March 8, 2002, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 4, 2002 and upon all other matters properly coming before said meeting.


--------------                                                    --------------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                                SIDE
--------------                                                    --------------

HOVNANIAN ENTERPRISES INC.

C/O EQUISERVE
P.O.BOX 9398
BOSTON, MA 02205-9398














                                                         DETACH HERE

        PLEASE MARK
  /X/   VOTES AS IN
        THIS EXAMPLE. X


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS; (2) FOR THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; AND (3) ON ANY OTHER MATTERS IN ACCORDANCE WITH
THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN ITEMS (1), (2) AND (3).
1. Election of Directors.
   NOMINEES: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan,
             (04) G. DeCesaris, Jr., (05) A. Greenbaum, (06) D. McDonald,
             (07) P. Reinhart, (08) J. Robbins, (09) J. Sorsby, (10) S. Weinroth

                                       FOR           WITHHELD
                                      /  /            /  /

                         /  /
                             ----------------------------------------
                             For all nominees except as noted above

2. Ratification of the selection of Ernst & Young LLP              FOR         AGAINST       ABSTAIN
   as independent accountants for the year ended                   /  /         /  /          /  /
   October 31, 2002.


3. In their discretion, upon other matters as may properly come before the meeting.



   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                /  /

   MARK HERE IF YOU PLAN TO ATTEND THE MEETING                  /  /

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.
This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:                           Date:           Signature:                             Date:
          ---------------------------       --------           -----------------------------      -------

                                   DETACH HERE                            ZHVO52

                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                    BENEFICIAL OWNER OF CLASS B COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, at 10:30 A.M. on March 8, 2002, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 4, 2002 and upon all other matters properly coming before said meeting.

By signing on the reverse hereof, the undersigned certifies that (A) with respect to _________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A) of Article FOURTH of the Company's Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining ______________ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

-------------                                                      -------------
 SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE          SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

HOVNANIAN ENTERPRISES INC.

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

















                                                              DETACH HERE                                                     ZHVN41

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS; (2) FOR THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; AND (3) ON ANY OTHER MATTERS IN ACCORDANCE WITH THE
DISCRETION OF THE NAMED ATTORNEYS AND AGENTS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN ITEMS (1), (2) AND (3).

1. Election of Directors.                                                                                FOR     AGAINST   ABSTAIN
   NOMINEES: (01) K. Hovnanian, (02) A. Hovnanian,               2. Ratification of the selection of     / /       / /       / /
             (03) P. Buchanan, (04) G. Decesaris, Jr.,              Ernst & Young LLP as independent
             (05) A. Greenbaum, (06) D. Mcdonald,                   accountants for the year ended
             (07) P. Reinhart, (08) J. Robbins,                     October 31, 2002.
             (09) J. Sorsby, (10) S. Weinroth

                      FOR       WITHHELD
                      / /          / /


                                                                 3. In their discretion, upon other matters as may properly come before the meeting.

             / /
                 --------------------------------------
                 For all nominees except as noted above

                                                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             / /

                                                                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING               / /

                                                                 Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:                                  Date:                    Signature:                              Date:
          ---------------------------------      -------------------           -----------------------------      ------------------

                                  DETACH HERE                             ZHVN42


                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                    NOMINEE HOLDER OF CLASS B COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS KEVORK S. HOVNANIAN, ARA K. HOVNANIAN AND DESMOND P. MCDONALD, AND EACH OF THEM, HIS TRUE AND LAWFUL AGENTS AND PROXIES WITH FULL POWER OF SUBSTITUTION IN EACH, TO REPRESENT THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF HOVNANIAN ENTERPRISES, INC. TO BE HELD AT THE OFFICES OF SIMPSON THACHER & BARTLETT, 425 LEXINGTON AVENUE, NEW YORK, NEW YORK, AT 10:30 A.M. ON MARCH 8, 2002, AND AT ANY ADJOURNMENTS THEREOF, UPON THE MATTERS SET FORTH IN THE NOTICE OF MEETING AND PROXY STATEMENT DATED FEBRUARY 4, 2002 AND UPON ALL OTHER MATTERS PROPERLY COMING BEFORE SAID MEETING.

-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-------------                                                      -------------

HOVNANIAN ENTERPRISES INC.

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

















                                                              DETACH HERE                                                     ZHVN41

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS; (2) FOR THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; AND (3) ON ANY OTHER MATTERS IN ACCORDANCE WITH THE
DISCRETION OF THE NAMED ATTORNEYS AND AGENTS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN ITEMS (1), (2) AND (3).

1. Election of Directors.                                                                                FOR     AGAINST   ABSTAIN
   NOMINEES: (01) K. Hovnanian, (02) A. Hovnanian,               2. Ratification of the selection of     / /       / /       / /
             (03) P. Buchanan, (04) G. Decesaris, Jr.,              Ernst & Young LLP as independent
             (05) A. Greenbaum, (06) D. Mcdonald,                   accountants for the year ended
             (07) P. Reinhart, (08) J. Robbins,                     October 31, 2002.
             (09) J. Sorsby, (10) S. Weinroth

                      FOR       WITHHELD
                      / /          / /


                                                                 3. In their discretion, upon other matters as may properly come before the meeting.

             / /
                 --------------------------------------
                 For all nominees except as noted above

                                                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             / /

                                                                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING               / /

                                                                 Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:                                  Date:                    Signature:                              Date:
          ---------------------------------      -------------------           -----------------------------      ------------------